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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 31, 2001 relating to the consolidated financial statements, which appears in Docent, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.


                                             /s/ PRICEWATERHOUSECOOPERS LLP



San Jose, California
March 29 2001